SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                               FORM 8-K

                          CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 14, 2003

                          LNB Bancorp, Inc.
   (Exact name of the registrant as specified on its charter)

            Ohio                                  34-1406303
   (State or other jurisdiction of             (I.R.S. Employer
    incorporation or organization)             Identification No.)

     457 Broadway, Lorain, Ohio                   44052 - 1769
(Address of principal executive offices)             (Zip Code)

                        (440) 244 - 6000
     Registrant's telephone number, including area code

                         Not Applicable
    (Former name, former address and former fiscal year,
                if changed since last report)

ITEM 5.    Other Events and Regulation FD Disclosure

Registrant's wholly-owned subsidiary, North Coast Community Development Corporation, was selected by the United States Department of the Treasury to receive $9 million in tax credit allocations under the New Markets Tax Credit program. Registrant's press release announcing the award is furnished as Exhibit 99 hereto.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LNB BANCORP, INC.


Date: March 18, 2003                  By:/s/Gregory D. Friedman
                                      -----------------------------
                                      Gregory D. Friedman, CPA
                                      Executive Vice President,
                                      Chief Financial Officer and
                                      Corporate Secretary

                             LNB Bancorp, Inc.
                                 Form 8-K
                              Exhibit Index


Exhibit
Number

99 Press release announcing New Markets Tax Credit program award, dated March 18, 2003.